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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               September 26, 2001
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                Date of Report (Date of Earliest Event Reported)



                           Exodus Communications, Inc.
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             (Exact name of Registrant as specified in its charter)



           Delaware                           000-23795                         77-0403076
-----------------------------      --------------------------------      --------------------------
   (State of Incorporation)             (Commission file number)              (I.R.S. Employer
                                                                             Identification No.)

                         2831 Mission College Boulevard
                          Santa Clara, California 95054
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          (Address of principal executive offices, including zip code)



                                 (408) 346-2200
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              (Registrant's telephone number, including area code)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On September 26, 2001 Registrant filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The filing is intended to allow Registrant to remain in possession of its assets and properties, and Registrant's existing directors and officers will continue to oversee operation of Registrant's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

         A copy of Registrant's press release dated September 26, 2001 announcing the filing is attached as Exhibit 99.01 hereto and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibit is filed herewith:

         99.01        Press Release dated September 26, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: September 26, 2001

                                    EXODUS COMMUNICATIONS, INC.


                                    By: /s/ WILLIAM M. AUSTIN
                                        ----------------------------------------
                                        William M. Austin,
                                        Chief Administrative Officer and Chief
                                        Financial Officer


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